BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock S&P 500 Index V.I. Fund

(the “Fund”)

Supplement dated April 8, 2016

to the Statement of Additional Information dated May 1, 2015

Effective immediately, Alan Mason, Greg Savage, CFA, Jennifer Hsui, CFA, Creighton Jue, CFA and Rachel Aguirre are the portfolio managers of the Fund. The information set forth below pertaining to Ms. Hsui, Mr. Jue and Ms. Aguirre is provided as of March 31, 2016.

The subsection entitled “Management and Advisory Arrangements — Portfolio Manager Information — Other Funds and Accounts Managed — S&P 500 Index V.I.” is deleted in its entirety and replaced with the following:

S&P 500 Index V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alan Mason	305	406	280	0	0	0
	$671.8 Billion	$500.7 Billion	$476.9 Billion	$0	$0	$0
Greg Savage, CFA	305	89	2	0	0	0
	$680.7 Billion	$36.17 Billion	$172.2 Million	$0	$0	$0
Jennifer Hsui, CFA*	54	0	0	0	0	0
	$82.79 Billion	$0	$0	$0	$0	$0
Creighton Jue, CFA*	0	19	9	0	0	0
	$0	$5.22 Billion	$4.53 Billion	$0	$0	$0
Rachel Aguirre*	13	82	64	0	0	0
	$14.68 Billion	$139.1 Billion	$94.08 Billion	$0	$0	$0

*  Information is provided as of March 31, 2016.

The subsection entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Bliss, Mason and Savage, and Ms. Whitelaw” is deleted in its entirety and replaced with the following:

Messrs. Jue, Mason and Savage, and Mdmes. Aguirre, Hsui and Whitelaw

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to pre-determined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Alan Mason Greg Savage, CFA Jennifer Hsui, CFA Creighton Jue, CFA Rachel Aguirre	S&P 500 Index V.I.	No Benchmarks.

Amy Whitelaw	iShares Alternative Strategies V.I. iShares Dynamic Allocation V.I. iShares Dynamic Fixed Income V.I. iShares Equity Appreciation V.I.	No Benchmarks.

The last sentence of the subsection entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Mdmes. Aguirre, Hsui and King and Messrs. Balaraman, Bristow, Coyle, Delbos, DeSpirito, Gates, Green, Jue, Keenan, Mason, McGeough, Miller, Rieder, Savage and Shearer have unvested long-term incentive awards.

The last sentence of the subsection entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Distribution of Discretionary Incentive Compensation — Deferred Compensation Program” is deleted in its entirety and replaced with the following:

Mdmes. Aguirre, Hsui, King and Whitelaw and Messrs. Balaraman, Cassese, Callan, Chamby, Christofel, Coyle, Delbos, DeSpirito, Garfin, Gates, Geer, Green, Jamieson, Jue, Karir, Keenan, Kemp, Kraeger, Mason, McGeough, Miller, Rieder, Roldan, Savage, Schoenhofen, Shearer, Stattman and Stournaras are eligible to participate in the deferred compensation program.

The last sentence of the first paragraph under the subsection entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Other compensation benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Mdmes. Aguirre, Hsui, King and Whitelaw and Messrs. Balaraman, Cassese, Callan, Chamby, Christofel, Coyle, Delbos, DeSpirito, Garfin, Gates, Geer, Green, Jamieson, Jue, Karir, Keenan, Kemp, Kraeger, Mason, Miller, McGeough, Rieder, Roldan, Savage, Schoenhofen, Shearer, Stattman and Stournaras are eligible to participate in these plans.

Shareholders should retain this Supplement for future reference.

SAI-VAR-0416SUP